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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 2005

                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-19684                 57-0925911
--------                            -------                 ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina               29577
---------------------------------------------               -----
(Address of principal executive offices)                    (Zip Code)

                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      (a), (b) and (c)  Not applicable.

      (d)   (1)   On September 21, 2005, the Board of Directors of Coastal
                  Financial Corp. (the "Company") appointed William O. Marsh and
                  W. Cecil Worsley, III as directors. Mr. Marsh has been appointed to the class of directors whose term expires at the Company's 2006 Annual Meeting of Shareholders and when his successor is elected and qualified. Mr. Worsley has been appointed to the class of directors whose term expires at the Company's 2008 Annual Meeting of Shareholders and when his successor is elected and qualified.

            (2) Messrs. Marsh and Worsley were appointed to the Company's Board of Directors upon the unanimous recommendation of the Nominating Committee of the Board of Directors. They were not appointed pursuant to any agreement or understanding between any of them and the Company or any other person.

            (3) Mr. Marsh has been named to the Audit, Proxy, and Nominating/ Corporate Governance Committees, and Mr. Worsley has been named to the Stock Option, Proxy, and Nominating/Corporate Governance Committees, of the Company's Board of Directors.

            (4) Since the beginning of the Company's last fiscal year, neither Mr. Marsh nor Mr. Worsley, nor any member of their immediate families, have been, are, or will be, a party to any past, current or proposed transaction involving the Company or any of its subsidiaries in which the amount involved exceeds $60,000 and in which either Mr. Marsh or Mr. Worsley, or any of their immediate family members, had, has, or will have, a material interest.

      A copy of the Company's press release dated September 21, 2005, announcing the appointments of Messrs. Marsh and Worsley, is attached hereto as Exhibit
99.1 and incorporated in response to this Item 5.02(d) by reference.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits:

            99.1  Press Release Dated September 21, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COASTAL FINANCIAL CORPORATION



Date: September 22, 2005            By: /s/ Michael C. Gerald
                                        ----------------------------------------
                                        Michael C. Gerald
                                        President and Chief Executive Officer




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                                  EXHIBIT 99.1

                     PRESS RELEASE DATED SEPTEMBER 21, 2005